As filed with the Securities and Exchange Commission on July 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005

Item 1. Report to Stockholders.

EDGAR LOMAX VALUE FUND
Semi-Annual Report
April 30, 2005

Dear Fellow Shareholder:

During the six months since we last reported to you, the Edgar Lomax Value Fund has experienced broad success. Total shareholder assets in the Fund have grown, through a combination of new investors and strong investment gains, to approximately $13.5 million. Additionally, from October 31, 2004 through April 30, 2005, the Fund returned 6.99% in comparison to an S&P 500 index gain of only 3.31%. For the 1- and 5-year periods ended April 30, the Fund’s average annual total returns are 10.12% and 4.76% compared to S&P 500 respective returns of 6.28 and - 2.95%. Finally, in the nearly 7½ years since the Fund was launched, it has produced an average annual total return of 4.89% versus 4.18% for the S&P 500. Others have begun to take notice of these successes, as evidenced by two recent articles featuring the Fund: the March 21 issue of Fortune magazine identified our strong performance and large-cap focus while the June 20 Business Week included a piece on notable (yet, undiscovered) mutual funds.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524.

Before proceeding, we want to make you aware of additional reductions we have made in the Fund’s expense structure. You will want to refer to the latest prospectus, and supplement thereto, for complete details. In summary, we have taken the following three steps: 1) reduced our investment advisory fee to a maximum of 0.80%, 2) enhanced the “voluntary fee waiver” provision, which serves to reduce fees borne by shareholders if ever investment performance for the trailing 3- or 5-year period is below that of the S&P 500/Barra Value index and, finally, 3) capped total Fund expenses at a maximum of 0.99% annually (from 1.23% in the past fiscal year). Please note, total Fund expenses go as low as 0.50% if our 5-year performance falls below the Barra Value index. So, you can see we are working hard on two fronts - good results from our stock selections and lower expenses, both of which positively impact the value of your Fund account.

We are pleased with both the recent and longer-term (i.e., 5 years or more) performance of the Fund. Both periods owe their performance numbers to our adherence to a traditional “value” stock-selection process. We give particular credit to situations where significant earnings can be purchased at relatively low prices (i.e., low price-to-earnings ratios) or where above-average dividend yields imply a temporarily depressed share price. Altria, for example, trading at just 13 times earnings and yielding 4.8% on October 31, returned over 37% to us during the last six months. Our health care holdings, with similarly attractive characteristics, also ran up substantially. Among them, CIGNA gained 45%. However, we are proudest of our longer-term performance. Why? Because it is good results over a lengthy period, which generally includes differing market environments, that provide shareholders with substantial returns.

The life of the Edgar Lomax Value Fund bridges several distinct stock investing climates. The fund began in the midst of a very hot “tech” market that favored large companies, but clearly not “value” stocks. Then came the 2000-2002 bear market. Who can forget that? While many market players lost the bulk of their investments, Lomax shareholders barely noticed. And, finally, since the end of 2002, the market has had a virtual love affair with “small company” stocks (remember, we invest in very large blue-chip companies). Beginning with the second half of 2004, however, money is now apparently returning to larger companies, like those we own. If you wish to follow our long-term performance and associated rankings - among similar funds -this information is widely available on the internet.

The ups and downs in the stock market remind all of us of the risks of equity investing. Our philosophy is that we should minimize these fluctuations to the extent possible, while still delivering the above-average returns you expect from stock investing. In simple terms, we do this by investing in large, asset-rich companies (which we believe to have strong profit potential) at times when most investors, for whatever reasons, don’t find these businesses exciting. Consequently, we are given a bargain opportunity in exchange for simply having the confidence to wait for stock prices to reflect “real” values as, in the long run, they inevitably will.

Our measured approach to investing might appear out of step in certain heated markets, but there is currently no issue about its historical long-term effectiveness. We appreciate the confidence you have shown in us and will continue to mind your investment with great care.

Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager

Investment performance reflects expense waiver in effect. In the absence of such waivers, total return would be reduced. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as a representative of the equity market in general. The S&P 500/BARRA Value Index is a market capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios, which is calculated by dividing the current price of the stock by the company’s book value per share.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the following Semi-Annual Report for current Fund holdings information.

Price-to-earnings ration is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC (6/05)

EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at April 30, 2005 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/04 - 4/30/05).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. For the period November 1, 2004 through February 28, 2005, the investment advisor to the Fund agreed to limit actual net expenses to 1.14%. For the period March 1, 2005 through April 30, 2005, the investment advisor agreed to limit actual net expenses to 1.10%. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charges by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), the multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ration and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to that of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expensed shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value 11/1/04	Ending Account Value 4/30/05	Expenses Paid During Period 11/1/04-4/30/05

Actual	$1,000	$1,069.90	$5.70
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$5.56

*Expenses are equal to the Fund’s annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year/365 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND

ALLOCATION OF PORTFOLIO ASSETS at April 30, 2005 (Unaudited)

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2005 (Unaudited)

Shares	COMMON STOCKS: 96.15%	Market Value

	Automobiles & Components: 2.13%
10,825	General Motors Corp.	$288,811

	Banks: 5.53%
10,500	Bank of America Corp.	472,920
4,600	Wells Fargo & Co.	275,724
		748,644

	Capital Goods: 8.88%
4,700	General Dynamics Corp.	493,735
7,100	The Boeing Company	422,592
2,800	United Technologies Corp.	284,816
		1,201,143

	Consumer Durables & Apparel: 3.65%
15,375	Eastman Kodak Co.	384,375
1,300	The Black & Decker Corporation	108,719
		493,094

	Diversified Financials: 10.71%
11,400	Citigroup, Inc.	535,344
17,165	J.P. Morgan Chase & Co.	609,186
500	Lehman Brothers Holdings, Inc.	45,860
4,800	Merrill Lynch & Co., Inc.	258,864
		1,449,254

	Energy: 5.44%
12,900	Exxon Mobil Corp.	735,687

	Food, Beverages & Tobacco: 8.91%
10,950	Altria Group, Inc.	711,640
1,600	Campbell Soup Company	47,584
2,000	Sara Lee Corporation	42,780
9,300	The Coca-Cola Company	403,992
		1,205,996

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2005 (Unaudited), continued

Shares	COMMON STOCKS: 96.15%	Market Value

	Health Care Equipment & Services: 3.33%
4,900	Cigna Corp.	$450,702

	Hotels, Restaurants & Leisure: 2.71%
12,500	McDonald’s Corporation	366,375

	Insurance: 9.45%
9,600	Allstate Corp.	539,136
4,300	American International Group, Inc.	218,655
7,200	The Hartford Financial Services Group, Inc.	521,064
		1,278,855

	Materials: 4.26%
8,138	E. I. du Pont de Nemours and Co.	383,381
4,200	The Dow Chemical Company	192,906
		576,287

	Pharmaceuticals & Biotechnology: 11.84%
11,100	Bristol-Myers Squibb Co.	288,600
20,800	Merck & Co., Inc.	705,120
22,400	Pfizer Inc.	608,608
		1,602,328

	Retailing: 4.35%
17,400	Limited Brands	377,406
283	Sears Holdings Corporation (a)	38,273
4,900	The Home Depot, Inc.	173,313
		588,992

	Technology Hardware & Equipment: 2.10%
13,900	Hewlett-Packard Company	284,533

	Telecommunication Services: 7.09%
25,900	SBC Communications, Inc.	616,420
9,600	Verizon Communications, Inc.	343,680
		960,100

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2005 (Unaudited), continued

Shares	COMMON STOCKS: 96.15%	Market Value

	Utilities: 5.77%
9,100	Exelon Corporation	$450,450
10,025	The Southern Co.	330,324
		780,774

	Total Common Stocks (Cost $12,153,336)	13,011,575

	SHORT-TERM INVESTMENTS: 3.67%

328,899	Federated Cash Trust Money Market Fund	328,899
167,568	SEI Daily Income Treasury Government Fund - Class B	167,568
	Total Short-Term Investments (Cost $496,467)	496,467

	Total Investments in Securities (Cost $12,649,803): 99.82%	13,508,042
	Other Assets In Excess of Liabilities: 0.18%	24,631
	Net Assets: 100.00%	$13,532,673

(a)	Non-income producing security.

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2005 (Unaudited)

ASSETS
Investments in securities, at value (identified cost of $12,649,803)	$13,508,042
Receivables
Fund shares sold	10,679
Dividends and interest	32,950
Due from advisor	287
Prepaid expenses	13,940
Total assets	13,565,898

LIABILITIES
Payables
Administration fees	5,014
Transfer agent fees	7,344
Fund accounting fees	6,889
Audit fees	6,939
Shareholder reporting fees	5,030
Chief Compliance Officer Fees	1,500
Accrued expenses	509
Total liabilities	33,225

NET ASSETS	$13,532,673

Net asset value, offering and redemption price per share [$13,532,673/1,144,895 shares
outstanding; unlimited number of shares (par value $0.01) authorized]	11.82

COMPONENTS OF NET ASSETS
Paid-in capital	$11,814,273
Undistributed net investment income	125,019
Accumulated net realized gain on investments	735,142
Net unrealized appreciation on investments	858,239
Net assets	$13,532,673

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS - For the six months ended April 30, 2005 (Unaudited)

INVESTMENT INCOME
Dividend Income	$216,080

Expenses
Advisory fees (Note 3)	49,040
Administration fees (Note 3)	14,876
Professional fees	11,903
Transfer agent fees	10,911
Fund accounting fees	10,264
Registration fees	9,421
Trustee fees	4,587
Custody fees	3,334
Shareholder Reporting	2,876
Miscellaneous	1,971
Insurance expense	1,263
Total expenses	120,446
Less: advisory fee waiver and absorption (Note 3)	(45,614)
Net expenses	74,832
Net investment income	141,248

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	800,333
Net change in unrealized appreciation on investments	(44,892)
Net realized and unrealized gain on investments	755,441
Net Increase in Net Assets Resulting from Operations	$896,689

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$141,248	$190,012
Net realized gain on investments	800,333	238,250
Net change in unrealized appreciation (depreciation) on investments	(44,892)	654,994
Net increase in net assets resulting from operations	896,689	1,083,256

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(206,241)	(163,784)
From net realized gain	(95,281)	—
Total distributions to shareholders	(301,522)	(163,784)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase in net assets derived from net change in outstanding shares (a)	113,172	518,982
Total increase in net assets	708,339	1,438,454

NET ASSETS
Beginning of period	12,824,334	11,385,880
End of period	$13,532,673	$12,824,334

Includes undistributed net investment income of:	$125,019	$190,012

(a)	A summary of share transactions is as follows:

	Six Months Ended April 30, 2005 (Unaudited)		Year Ended October 31, 2004
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	61,242	$728,614	137,897	$1,527,126
Shares issued on reinvestments of distributions	25,014	301,416	14,750	163,582
Shares redeemed	(76,815)	(916,858)	(105,882)	(1,171,726)
Net increase	9,441	$113,172	46,765	$518,982

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Six Months	Year Ended October 31
	Ended
	April 30, 2005 (Unaudited)	2004	2003	2002	2001	2000

Net asset value, beginning of period	$11.29	$10.46	$9.03	$10.09	$11.52	$11.85

Income from investment operations:
Net investment income	0.12	0.17	0.15	0.16	0.13	0.12
Net realized and unrealized gain/(loss) on investments	0.67	0.81	1.44	(0.96)	(1.17)	0.26
Total from investment operations	0.79	0.98	1.59	(0.80	(1.04)	0.38

Less distributions:
From net investment income	(0.18)	(0.15)	(0.16)	(0.13)	(0.11)	(0.10)
From net realized gain on investments	(0.08)	—	—	(0.13)	(0.28)	(0.61)
Total distributions	(0.26)	(0.15)	(0.16)	(0.26)	(0.39)	(0.71)

Net asset value, end of period	$11.82	$11.29	$10.46	$9.03	$10.09	$11.52

Total return	6.99%‡	9.39%	17.89$	(8.28%)	(9.48%)	3.65%

Ratios/supplemental data:
Net assets, end of period (thousands)	$13,533	$12,824	$11,386	$6,803	$5,027	$4,759

Ratio of expenses to average net assets:
Before expense reimbursement	1.78%†	2.13%	2.59%	2.76%	2.99%	3.59%
After expense reimbursement	1.11%†	1.23%	1.23%	1.23%	1.31%	1.75%

Ratio of net investment income
to average net assets:
After expense reimbursement	1.85%†	1.54%	1.88%	1.82%	1.24%	1.22%

Portfolio turnover rate	48.65%‡	10.72%	74.84%	59.24%	30.47%	47.43%

† Annualized        ‡ Not Annualized

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2005 (Unaudited)

NOTE 1 - ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market system shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2005 (Unaudited)

E.
Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2005, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. Effective March 1, 2005, as compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. For the period November 1, 2004 through February 28, 2005, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. Effective March 31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the S&P/Barra Value Index. The Advisor intends to waive a portion of its management fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P/Barra Value Index. While this voluntary fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the six months ended April 30, 2005, the Fund incurred $49,040 in advisory fees, and waived an additional $12,654 of advisory fees.

The Fund is responsible for its own operating expenses. For the period November 1, 2004 through February 28, 2005, the Advisor agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.14% of average net assets. For the period March 1, 2005 through April 30, 2005, the Advisor agreed to limit the Fund’s annual operating expenses to 1.10% of average net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended April 30, 2005, the Advisor reduced its fees and absorbed Fund expenses in the amount of $45,614; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2005	$ 102,847
2006	118,795
2007	110,631
2008	45,614
$ 377,887

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2005 (Unaudited)

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator received a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

For the six months ended April 30, 2005, the Fund incurred $14,876 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s Custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

For the six months ended April 30, 2005, the Edgar Lomax Value Fund was allocated $3,000 of the Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2005, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,379,093 and $6,304,269, respectively.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2005 (Unaudited)

NOTE 5 - INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax composition of distributions paid during the six months ended April 30, 2005 and the year ended October 31, 2004 were as follows:

	2005	2004
Ordinary income	$ 239,517	$ 163,784
Long-term capital gains	$ 62,005	$ —

As of October 31, 2004, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$11,962,376
Gross tax unrealized appreciation	1,585,843
Gross tax unrealized depreciation	(747,893)
Net tax unrealized appreciation	$837,950

Undistributed ordinary income	$223,279
Undistributed long-term capital gain	62,005
Total distributable earnings	$285,284

Other accumulated gains/losses	$—
Total accumulated earnings	$1,123,234

During the fiscal year ended October 31, 2004, the Fund utilized its capital loss carryforward of $155,988.

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at April 30, 2005 (Unaudited)

For the year ended October 31, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2004 was 100%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2004

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0524. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s N-Q is also available by calling 1-866-205-0524.

EDGAR LOMAX VALUE FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

In approving the continuance of the Investment Advisory Agreement, the Board of Trustees of the Fund, including the Disinterested Trustees, considered the following factors:

The Nature and Quality of the Advisor’s services. The Board considered the scope and quality of services provided by the Advisor, particularly the manager and other personnel responsible for providing services to the Fund. The Trustees noted that the Advisor was responsible for all aspects of day-to-day investment management of the Fund and that most investors had a specific interest in investing in that particular Fund, as advised by the Advisor. The Trustees considered the level of assistance and diligence provided or expected to be provided by the Advisor with respect to compliance, marketing and other matters, and the costs incurred relating to these functions. The Board evaluated these factors based on their direct experience with the Advisor, materials provided by the Advisor and the Administrator, and in consultation with counsel and the Trust’s Chief Compliance Officer.

The Board also considered the qualifications, biographies and responsibilities of the portfolio manager and the Advisor’s other personnel. Based on their review, the Board concluded that the Advisor had the capabilities, resources and personnel necessary to manage the Fund.

The Investment Performance of the Fund and Advisor. The Board considered the Fund’s historical and year-to-date performance. The Board received a comparative analysis of the Fund’ performance to a relevant peer group of funds, as determined from Lipper data (the “Peer Group”), and to relevant indices. The Board noted that the Fund’s recent performance record was above the median of its peer group and noted that its five-year performance has exceeded the indices. The Board also considered their discussions during the course of the year with the Advisor regarding its outlook on the Fund’s performance. Again, the Board also took note that the shareholders of the Fund received regular information regarding the Fund’s absolute and relative performance and concluded that the shareholders, by making and maintaining their investment in the Fund, had shown a strong interest in continuing to support the Advisor’s management approach.

The Trustees discussed the overall performance and profitability of the Advisor. In assessing profitability, the Trustees review the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund, noting in particular that the Advisor had and continued to subsidize the Fund’s operations and had not yet recouped the amount of these subsidies. The Trustees noted that during the course of the prior year the Trustees had met with the Advisor in person to discuss various performance, marketing and compliance topics. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations. After further discussion, the Trustees concluded the Advisor’s performance was good under current market conditions. In addition, the Trustees concluded that the Advisor’s profit from sponsoring the Fund had not been and currently was not excessive and that the Advisor had maintained adequate profit levels to support the Fund.

The Structure of the Advisor’s Fees under the Advisory Agreement. The Board considered the amount of the investment advisory fee retained by the Advisor and the expense waivers provided by the Advisor. They noted that the Advisor had agreed to maintain an annual expense ration of 1.14% - which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience - and that the Advisor had honored its agreement in this respect. The Trustees noted that the Advisor had made a great effort to reduce the Fund’s expense ratio, including a recent reduction in the expense cap to 1.10% (scheduled to be reduced to 0.99% effective June 1, 2005).

EDGAR LOMAX VALUE FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

They took into consideration that the Advisor had agreed to voluntarily reimburse the Fund for operating expenses if the Fund’s 3-year or 5-year returns did not beat its “value” benchmark index. The Board reviewed the comparative analysis of advisory fees and total fund expenses paid by the Peer Group. The Trustees also compared the investment advisory fee paid by the Fund with the advisory fee on separate accounts managed by the Advisor. The Trustees noted that while the Advisor’s investment advisory fee was above the industry average, the Fund’s current expense ratio was below the median of its Peer Group, and was in the second quartile of its Peer Group.

Economies of Scale.  The Trustees reviewed the Advisor’s financial statements and the asset size of the Fund. The Board reviewed the Fund’s fee structure and noted that it did not currently include breakpoints. However, the Board determined that at the Fund’s current asset size the Advisor does not realize significant economies of scale. After reviewing the Advisor’s fee structure and expense waiver, the Trustees concluded that they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth, but that advisory fee breakpoints were not warranted at the present asset size.

Other Factors.  In addition to the above factors, the Trustees discussed the Advisor’s management of its compliance obligations. The Trustees, with the assistance of the Trust’s Chief Compliance Officer (“CCO”), reviewed the Advisor’s compliance program. The Trustees particularly noted the Advisor’s cooperation with the Trust’s CCO in the continuing development of appropriate compliance procedures.

Based on a consideration of all the factors in their totality, the Trustees, including the Independent Trustees, determined that that Advisor’s management fee was fair and reasonable with respect to the quality of services provided and in light of the other factors that the Trustees deemed relevant. The Trustees based their decision on evaluations of all relevant factors as a whole and did not focus on any one factor.

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Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, Virginia 22150
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
866-205-0524

Independent Registered
Public Accounting Firm
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky, & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 866-205-0524.
Semi-Annual Report For the six months ended April 30, 2005

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date   7/08/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date   7/08/2005

By (Signature and Title)* /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date   7/08/2005

* Print the name and title of each signing officer under his or her signature.